UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2022

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in charter)

South Carolina	001-11261	57-0248420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 21, 2022, Sonoco Products Company (the “Company”) completed its previously announced registered public offering (the “Offering”) of $1.2 billion aggregate principal amount of unsecured notes, consisting of $400,000,000 aggregate principal amount of its 1.800% Notes due 2025 (the “2025 Notes”), $300,000,000 aggregate principal amount of its 2.250% Notes due 2027 (the “2027 Notes”) and $500,000,000 aggregate principal amount of its 2.850% Notes due 2032 (the “2032 Notes” and, together with the 2025 Notes and the 2027 Notes, the “Notes”). The Notes are governed by and were issued pursuant to the terms of the indenture dated as of June 15, 1991 (the “Base Indenture”) between the Company and Regions Bank, as successor to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York), which was successor in interest to Wachovia Bank of North Carolina, National Association, as trustee, as supplemented by the Sixth Supplemental Indenture dated as of January 21, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and Regions Bank, as trustee.

The 2025 Notes will bear interest at a rate of 1.800% per year and will mature on February 1, 2025. The 2027 Notes will bear interest at a rate of 2.250% per year and will mature on February 1, 2027. The 2032 Notes will bear interest at a rate of 2.850% per year and will mature on February 1, 2032. Interest on the Notes will accrue from January 21, 2022 and will be payable semi-annually in arrears on February 1 and August 1 of each year, beginning on August 1, 2022.

The Notes are the Company’s senior unsecured obligations and rank equal in right of payment to the Company’s other senior unsecured debt from time to time outstanding. The Indenture contains certain covenants with respect to the Company that, among other things, restrict the entry into secured indebtedness, sale and leaseback transactions and certain mergers, consolidations and transfers of all or substantially all of the Company’s assets. The covenants are subject to a number of important exceptions and qualifications.

After (i) February 1, 2023 (two years prior to the maturity date of the 2025 Notes) (the “2025 Notes Par Call Date”), in the case of the 2025 Notes, (ii) January 1, 2027 (one month prior to the maturity date of the 2027 Notes), in the case of the 2027 Notes and (iii) November 1, 2031 (three months prior to the maturity date of the 2032 Notes), in the case of the 2032 Notes, the Company may redeem the Notes of the applicable series at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of such Notes, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

If the transactions contemplated by the Ball Metalpack Agreement (as defined in the Supplemental Indenture) are not consummated on or before June 20, 2023 (the “Outside Date”) or the Ball Metalpack Agreement is terminated prior to the Outside Date, the Company will be required to redeem the Notes at a redemption price equal to 101% of the principal amount of the Notes (or, solely with respect to the 2025 Notes, if the Special Mandatory Redemption Date (as defined in the Supplemental Indenture) falls on or after the 2025 Notes Par Call Date, 100% of the principal amount of the 2025 Notes), plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date.

In addition, upon the occurrence of a Change of Control Repurchase Event (as defined in the Supplemental Indenture) with respect to any series of Notes, the Company will be required to make an offer to each holder of such series of Notes to repurchase all or any part of that holder’s Notes of such series at a purchase price in cash equal to 101% of the aggregate principal amount of Notes of such series repurchased, plus any accrued and unpaid interest on the Notes of such series repurchased to the date of purchase.

The foregoing description of the Indenture and the Notes is a summary only and is qualified in its entirety by the full and complete terms of the Base Indenture and the Supplemental Indenture, copies of which are filed as Exhibit 4.1 and Exhibit 4.2 hereto, respectively, and incorporated herein by reference, and the forms of Notes, which are filed as Exhibits 4.3, 4.4 and 4.5 hereto and incorporated herein by reference.

Item 8.01	Other Events.

As a result of the completion of the Offering, the previously announced commitment from JPMorgan Chase Bank, N.A. for a $1.0 billion senior unsecured bridge loan facility was terminated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated as of June 15, 1991, between Sonoco Products Company and Regions Bank, as successor to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York), which was successor in interest to Wachovia Bank of North Carolina, National Association (incorporated by reference to Exhibit 4.1 to the registrant’s Registration Statement on Form S-4 (File No. 333-119863)).
4.2	Sixth Supplemental Indenture, dated as of January 21, 2022, between Sonoco Products Company and Regions Bank, as trustee.
4.3	Form of 1.800% Note due 2025 (included in Exhibit 4.2).
4.4	Form of 2.250% Note due 2027 (included in Exhibit 4.2).
4.5	Form of 2.850% Note due 2032 (included in Exhibit 4.2).
5.1	Opinion of Freshfields Bruckhaus Deringer US LLP.
5.2	Opinion of Haynsworth Sinkler Boyd, P.A.
23.1	Consent of Freshfields Bruckhaus Deringer US LLP (included in Exhibit 5.1).
23.2	Consent of Haynsworth Sinkler Boyd, P.A. (included in Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: January 21, 2022	By:	/s/ Julie C. Albrecht
		Name:	Julie C. Albrecht
		Title:	Vice President and Chief Financial Officer